EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Stage Stores, Inc. (the "Company") on Form 10-Q for the quarter ended November 2, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we,  Michael Glazer and Oded Shein, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 12, 2013	/s/ Michael L. Glazer
Michael L. Glazer
Chief Executive Officer

/s/ Oded Shein
Oded Shein
Chief Financial Officer